SCUDDER
                                                                INVESTMENTS (SM)
                                                                          [LOGO]

Supplement to the currently effective Prospectus of each of the listed funds:

Scudder International Growth Fund
Scudder International Value Fund

On February 7, 2000, the Board of each Fund approved the cessation of operations of the Fund effective on or about May 5, 2000 (the "Closing Date"). Accordingly, the Board of each Fund has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the cessation of operations of each Fund, the Board of each Fund further approved closing each Fund to new investors effective as of the close of business on February 7, 2000. The following may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts of a Fund through the Closing Date:

1.   Shareholders of the Fund;

2. Investment advisers that invest through existing accounts held at a financial intermediary; and

3. Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts held at a financial intermediary.

February 8, 2000